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                                                                     EXHIBIT 21

                    SUBSIDIARIES OF SIGNATURE RESORTS, INC.

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NAME                                                JURISDICTION OF ORGANIZATION
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
AKGI-St. Maarten, N.V.......................    Delaware and Netherlands Antilles
All Seasons Resorts, Inc....................    Arizona
All Seasons Resorts, Inc....................    Texas
Alpine Apartments Hotel LmbH................    Austria
Andalucian Realty Limited...................    United Kingdom
AVCOM International, Inc....................    Delaware
Benal Holdings Limited......................    Gibraltar
Benal Management Limited....................    Gibraltar
Canaryroute Limited.........................    United Kingdom
Carmen de Lanzarote SL......................    Spain
Flanesford Holdings Limited.................    United Kingdom
Flanesford Management Limited...............    United Kingdom
Flanesford Priory Limited...................    United Kingdom
Floriana Holdings Limited...................    Gibraltar
Floriana Management Limited.................    Gibraltar
Grand Beach Resort, L.P.....................    Georgia
Grand Vacation Club Management Limited......    Jersey
Great Cruz Villas Partnership, U.S.V.I......    U.S. Virgin Islands
Greensprings Associates.....................    Virginia (joint venture)
Hewicoon SL.................................    Spain
International Timeshares, Inc...............    Florida
Lake Tahoe Resort Partners, LLC.............    California (limited liability company)
Los Amigos Beach Club Limited...............    Isle of Man
Los Amigos Beach Club Management Limited....    Isle of Man
LS Financial Services Limited...............    United Kingdom
LS Interval Ownership Limited...............    United Kingdom
LS International Resort Management Limited..    United Kingdom
LSI Travel Club Limited.....................    United Kingdom
LSI Group Holdings plc......................    United Kingdom
LSI (Wychnor Park) Limited..................    United Kingdom
LS Promotions Limited.......................    United Kingdom
Marc Hotels & Resorts, Inc..................    Hawaii
Mazatlan Development Inc....................    Washington
Menorca Leisure Limited.....................    United Kingdom
Mercadotecnia de Hospedaje S.A. de C.V.
    (corp.).................................    Mexico
Octopus GmbH................................    Austria
Pine Lake Management Services Limited.......    United Kingdom
Pine Lake plc...............................    United Kingdom
Poipu Resort Partners, L.P..................    Hawaii (limited partnership)
Port Royal Resort, L.P......................    South Carolina (limited partnership)
Powhatan Associates.........................    Virginia (joint venture)
Rainham Limited.............................    Isle of Man
Resort Marketing International, Inc.........    California
RMI Flamingo C.V.o.a........................    Netherlands Antilles (limited partnership)
RMI Royal Palm C.V.o.a......................    Netherlands Antilles (limited partnership)
RPM Management, Inc.........................    Arizona
Signature Finance Corporation...............    Georgia
Signature Grand Villas, Inc.................    U.S. Virgin Islands
Signature St. Croix, Inc....................    U.S. Virgin Islands
S.V.L.H., Inc...............................    Virginia
Sunterra Travel, Inc. (formerly Vacation
  Time Travel, Inc.)........................    Washington
The Marketing Advantage Europe Limited......    United Kingdom
The Ridge Spa and Racquet Club, Inc.........    Arizona
Torres Mazatlan S.A. de C.V. (corp.)........    Mexico
Torres Vallarta S.A. de C.V. (corp.)........    Mexico
Vacation Club Partnerships Limited..........    United Kingdom
Vacaciones Compartidas Mazatlan y Vallarta
  S.A. de Mexico............................    Mexico
Vacacionistas Internacionales Mazatlan
  S.A. (corp.)..............................    Mexico
Vacation Internationale, Ltd................    Washington
VI Realty, Inc..............................    Colorado
West Maui Resort Partners, L.P..............    Delaware (limited partnership)
Woodford Bridge Country Club Limited........    United Kingdom
Woodford Bridge Hotel Limited...............    United Kingdom
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